Exhibit 10.17

AMENDMENT NO. 1 TO

DAKOTA PETROLEUM TRANSPORT SOLUTIONS, LLC

AMENDED AND RESTATED MEMBER CONTROL AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made effective as of August 30, 2012 by and between Dakota Plains Transloading, LLC, a Minnesota limited liability company (“DPT”), Petroleum Transport Solutions, LLC, a Minnesota limited liability company (“PTS”), and Dakota Petroleum Transport Solutions, LLC, a Minnesota limited liability company (the “Company”).

RECITALS:

A.                  DPT, PTS and the Company constitute all of the parties to that certain Dakota Petroleum Transport Solutions, LLC Amended and Restated Member Control Agreement dated as of June 1, 2012 (the “Agreement”);

B.                  Section 10.5 of the Agreement provides that the Agreement may be amended only upon the written agreement of all of the members of the Company;

C.                  DPT and PTS constitute all of the members of the Company; and

D.                  DPT, PTS and the Company desire to amend the Agreement as set forth in this Amendment.

AGREEMENTS:

NOW THEREFORE, in consideration of the foregoing, the mutual terms, covenants and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1     Capitalized Terms. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Agreement.

SECTION 2    Amendment. Section 7.10 of the Agreement is hereby amended and restated in its entirety as follows:

7.10)    Other Ventures. Any Member may engage in or possess any interest in any other ventures or businesses of any nature or description, independently or with others, without limitation, including ventures or businesses which may engage in business transactions with the Company provided such transactions with the Company are commercially reasonable. Neither the Company nor any other Member shall have a right by virtue of this Company to participate in any way in any such other venture or the income or profits derived therefrom. Notwithstanding the foregoing, each Member agrees that it will not (and it will not permit its affiliates to), during the period it is a Member of the Company, and for one year thereafter, directly or indirectly, participate as owner, investor, manager or consultant in any hydrocarbon transloading facility anywhere in North Dakota, except through the Company; provided, however, that PTS and its affiliates are expressly permitted to participate in a facility that transloads any material other than crude oil and DPT and its affiliates are expressly permitted to participate in a facility that transloads exclusively natural gas.

SECTION 3    Continued Effectiveness of Agreement. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

SECTION 4    Reference to Agreement. Each reference in the Agreement to “this Agreement”, “herein”, “hereof”, “hereunder”, or words of like import shall mean and refer to the Agreement as amended by this Amendment. No reference to this Amendment need be made in any instrument or document at any time referring to the Agreement and any such reference to the Agreement shall be deemed a reference to the Agreement as amended by this Amendment.

SECTION 5    Contingent Contract. This Agreement is contingent upon the execution and delivery of an Amendment No. 1 to DPTS Marketing LLC Amended and Restated Member Control Agreement (the “Other Amendment”). If no such Other Amendment is fully executed and delivered, this contract will be null and void.

SECTION 6    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. The electronic or facsimile transmission of a signature page, by one party to the other(s), shall constitute valid execution and acceptance of this Amendment by the signing/transmitting party.

SECTION 7    Governing Law. This Amendment is governed by and shall be construed and enforced in accordance with the laws of the State of Minnesota applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Members have executed this Amendment effective as of the date first above written.

DAKOTA PETROLEUM TRANSPORT SOLUTIONS, LLC

/s/ Ronald Crowell
By	Ronald Crowell
Its	Treasurer

DAKOTA PLAINS TRANSLOADING, LLC

/s/ Gabriel G. Claypool
By	Gabriel G. Claypool
Its	Chief Executive Officer

PETROLEUM TRANSPORT SOLUTIONS, LLC

/s/ Ronald Crowell
By	Ronald Crowell
Its	Sr. Vice President-Finance

Signature Page to Amendment No. 1 to Dakota Petroleum Transport Solutions, LLC Amended and Restated Member Control Agreement